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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): December 19, 2003


                              Aether Systems, Inc.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)





          Delaware                       000-27707                52-2186634
 (State or other jurisdiction of   (Commission File Number)     (IRS Employer
        incorporation)                                       Identification No.)


                              11460 Cronridge Drive
                             Owings Mills, MD 21117
          (Address of Principal Executive Offices, including Zip Code)

                                 (410) 654-6400
              (Registrant's Telephone Number, Including Area Code)




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Item 5.  Other Events

On December 19, 2003, Aether System Inc. signed a definitive agreement to sell its Enterprise Mobility Solutions division to TeleCommunication Systems, Inc.
(TCS) (Nasdaq: TSYS). A copy of the press release announcing the transaction is furnished as exhibit 99.1

Item 7.  Financial Statements and Exhibits.

(c)  Exhibits

99.1:   Press Release of Aether Systems, Inc., dated December 19, 2003.


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                                   SIGNATURES

     According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on August 31, 2001.

                                                  AETHER SYSTEMS, INC.


                                                     ___________________________
Date: December 19, 2003                           By:    David C. Reymann
                                                  Its:   Chief Financial Officer